EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT


           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of common stock, par value $1.00 per share, of PXRE Group Ltd. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  June 27, 2003
                                      CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                                      By: Capital Z Partners, Ltd., it ultimate
                                          general partner


                                      By:   /s/ David A. Spuria
                                         ---------------------------------------
                                          David A. Spuria
                                          General Counsel, Vice President of
                                          Administration and Secretary

                                      CAPITAL Z FINANCIAL SERVICES PRIVATE FUND
                                      II, L.P.
                                      By: Capital Z Partners, Ltd., it ultimate
                                          general partner


                                      By:  /s/ David A. Spuria
                                         ---------------------------------------
                                          David A. Spuria
                                          General Counsel, Vice President of
                                          Administration and Secretary

                                      CAPITAL Z PARTNERS, L.P.
                                      By: Capital Z Partners, Ltd., it ultimate
                                          general partner


                                      By:  /s/ David A. Spuria
                                         ---------------------------------------
                                          David A. Spuria
                                          General Counsel, Vice President of
                                          Administration and Secretary

                                      CAPITAL Z PARTNERS, LTD.
                                      By: Capital Z Partners, Ltd., it ultimate
                                          general partner


                                      By:  /s/ David A. Spuria
                                         ---------------------------------------
                                         David A. Spuria
                                         General Counsel, Vice President of
                                         Administration and Secretary

                                      CAPITAL Z MANAGEMENT, LLC.


                                      By:  /s/ David A. Spuria
                                         ---------------------------------------
                                         David A. Spuria
                                         General Counsel, Vice President of
                                         Administration and Secretary